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                                                                   Exhibit 10.16

                       NONQUALIFIED STOCK OPTION AGREEMENT

                                 pursuant to the

            bright-technologies.com, inc. 1999 NON-EMPLOYEE DIRECTOR

                                STOCK OPTION PLAN

      NONQUALIFIED STOCK OPTION AGREEMENT ("Agreement") entered into this ____ day of ___________, 1999, between bright-technologies.com, inc., a Delaware corporation (the _______"Company"), and ________________________________, a
member of the Board of Directors of the Company (the "Optionee"), effective as of _________, 1999 (the "Date of Grant").

      1. Grant of Option. The Company, acting through its Compensation Committee (the "Committee"), grants to the Optionee and the Optionee hereby accepts, subject to the terms and conditions hereof, effective as of the date set forth above, a nonqualified stock option (the "Option") to purchase up to an aggregate of ____________ shares of Company's Common Stock, at the price of $____ per share (the "Option Price") determined in accordance with Section 5 of the Plan.

      2. Governing Plan. This Option is granted pursuant to the Company's 1999 Non-employee Director Stock Option Plan (the "Plan"). Capitalized terms used but not otherwise defined herein have the meanings as set forth in the Plan. The Optionee agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Agreement. A copy of the Plan as in effect on the date hereof has been provided to the Optionee, and the Optionee by executing this Agreement hereby acknowledges receipt thereof.

      3. Term. The Option shall expire at the end of business on ___________, 200_, _____ (____) years from the Date of Grant of the Option. The Option may terminate sooner under certain circumstances, including, without limitation, termination of Optionee's term as a Director, as set forth in Section 7 (death and termination for other reasons) of the Plan.

      4. Vesting; Change of Control; Restrictions on Exercise.

      (a) Subject to the provisions of Sections 5 and 8 hereof, and unless accelerated, as set forth in the Plan or as provided herein, the Option granted hereunder shall vest and become exercisable for the number of shares set forth opposite the dates noted below (the "Option Vesting Schedule").

                                           Cumulative
            Date(s)                  Number of Vested Shares
            -------                  -----------------------

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      (b) Notwithstanding the provisions of Paragraph 4(a) above, upon a Change in Control:

            (i) the Option shall become fully vested and shall become immediately exercisable with respect to all shares subject to the Option;

            (ii) upon exercise of the Option during the 60-day period from and after the date of a Change of Control, the Optionee may in lieu of the receipt of Common Stock upon the exercise of the Option, elect by written notice to the Company to receive an amount in cash equal to the excess of the aggregate Value (as defined below) of the shares of Common Stock covered by the Option or portion thereof surrendered determined on the date the Option is exercised, over the aggregate exercise price of the Option (such excess is referred to herein as the "Aggregate Spread"); provided, however, if the end of such 60-day period from and after the date of a Change of Control is within six months of the date of grant of the Option, the Option shall be cancelled in exchange for a cash payment to the Optionee equal to the Aggregate Spread on the day which is six months and one day after the date of grant of the Option. As used in this
      Section 3(b)(ii), the term "Value" means the higher of (1) the highest Fair Market Value during the 60-day period from and after the date of a Change of Control and (2) if the Change of Control is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of the definition of Change of Control, the highest price per share of the Common Stock paid in such transaction or series of transactions (which in the case of paragraph (i) shall be the highest price per share of the Common Stock as reflected in a Schedule 13D filed by the person having made the acquisition).

            (iii) if the Optionee ceases to be a Director regardless of the reason therefor other than death following a Change of Control, the Option may be exercised by the Optionee until the earlier of sixty (60) days after the Optionee ceases to be a Director or the expiration date of the Option;

            (iv) the Option becomes non-cancelable; and

            (v) if the Option shall remain exercisable after any such Change of Control, from and after such Change of Control, the Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such Change of Control by the holder of a number of shares of stock for which the Option could have been exercised immediately prior to such Change of Control.

      (c) If the Company shall consummate any merger, consolidation or other reorganization not involving a Change of Control (a "Reorganization") in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), the Option shall thereafter be exercisable, in accordance with the Plan and this Agreement, only for the kind and


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amount of securities, cash and/or other consideration receivable upon such
Reorganization by a holder of the same number of shares of Common Stock as are subject to the Option immediately prior to such Reorganization, and any adjustments will be made to the terms of the Option in the sole discretion of the Committee as it may deem appropriate to give effect to the Reorganization.

      (d) Subject to the provisions of Sections 5 and 8 hereof, shares as to which the Option becomes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the Option.

      5. Procedure for Exercise.

      (a) Subject to the requirements of Section 8 hereof, the Option may be exercised, from time to time, in whole or in part (but for the purchase of a whole number of shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Company, which Notice shall:

            (i) state that the Optionee elects to exercise the Option;

            (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

            (iii) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than thirty (30) days after the date of receipt of such Notice);

            (iv) include any representations of the Optionee required under
      Section 8(c); and

            (v) if the Option shall be exercised pursuant to Section 9 by any person other than the Optionee, include evidence to the satisfaction of the Committee of the right of such person to exercise the Option.

      (b) Payment of the Option Price for the Optioned Shares shall be made in U.S. dollars by personal check, bank draft or money order payable to the order of the Company or by wire transfer.

      (c) The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 9) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

      6. No Rights as a Stockholder. The Optionee shall have no rights as a stockholder of the Company with respect to any Optioned Shares until the date the Optionee or his nominee (which, for purposes of this Agreement, shall include any third party agent selected by the Committee to hold such Option Shares on behalf of the Optionee), guardian or legal representative is the holder of record of such Optioned Shares.


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      7. Adjustments.

      (a) If at any time while the Option is outstanding, (1) there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend, stock split, combination of shares or through any recapitalization resulting in a stock split-up, spin-off, combination or exchange of shares of Common Stock or (2) the value of the outstanding shares of Common Stock is reduced by reason of an extraordinary cash dividend, then and in each such event appropriate adjustment shall be made in the number of shares and the exercise price per share covered by the Option, so that the same proportion of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

      (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock covered by the Option.

      (c) Without limiting the generality of the foregoing, the existence of the Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares of Common Stock covered by the Option; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

      8. Additional Provisions Related to Exercise.

      (a) The Option shall be exercisable only in accordance with this Agreement, including the provisions regarding the period when the Option may be exercised and the number of shares of Common Stock that may be acquired upon exercise.

      (b) The Option may not be exercised as to less than one hundred (100) shares of Common Stock at any one time unless less than one hundred (100) shares of Common Stock remain to be purchased upon the exercise of the Option.

      (c) To exercise the Option, the Optionee shall follow the provisions of
Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to the shares of Common Stock issuable upon exercise of the Option, the Committee in its discretion


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may, as a condition to the exercise of the Option, require the Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Company. No Option may be exercised and no shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Company and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

      (d) Stock certificates representing shares of Common Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

            The exercise of each Option and the issuance of shares in connection with the exercise of an Option shall, in all cases, be subject to each of the following conditions: (i) the declaration of effectiveness by the Securities and Exchange Commission ("SEC") of a registration statement relating to a primary offering of the Common Stock, filed by the Company with the SEC under the Securities Act, (ii) the satisfaction of withholding tax or other withholding liabilities, (iii) the listing, registration or qualification of any to-be-issued shares upon any securities exchange, any NASDAQ or other trading or quotation system or under any federal or state law, (iv) the consent or approval of any regulatory body, (v) the execution of a lock-up agreement with one or more prospective underwriters, or (vi) the execution of a buy-sell or shareholders agreement with other shareholders of the Company. The Committee shall in its sole discretion determine whether one or more of these conditions is necessary or desirable to be satisfied in connection with the exercise of an Option and prior to the delivery or purchase of shares pursuant to the exercise of an Option. The exercise of an Option shall not be effective unless and until such condition(s) shall have been satisfied or the Committee shall have waived such conditions, in its sole discretion.

      9. Restriction on Transfer. The Option shall not be assignable or transferrable by Optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian(s) or legal representative(s).


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      10. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            if to the Optionee, to the address set forth on the signature page hereto; and

            if to the Company, to:

                  bright-technologies.com, inc.
                  7325 Oswego Road
                  Liverpool, New York 13090
                  Attention: Secretary

            with a copy to:

                  Arter & Hadden LLP
                  1717 Main Street, Suite 4100
                  Dallas, Texas 75205
                  Attention:  Lawrence B. Mandala, Esq.

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

      11. Administration. The Plan and this Agreement shall be administered and may be definitively interpreted by the Committee, which administration, interpretation and modification, however, shall not affect Optionee's rights under this Agreement. Optionee agrees to accept and abide by the decisions of the Committee concerning administration and interpretation of the Plan and this Agreement.

      12. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

      13. Optionee Undertaking. The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company or its counsel may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.


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      14. Modification of Rights. The rights of the Optionee are subject to modification and termination in certain events as provided in this Agreement and the Plan.

      15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be wholly performed therein.

      16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      17. Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

                                    bright-technologies.com, inc.

                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________

                                    OPTIONEE:

                                    ___________________________________
                                    Name:______________________________
                                    Address:  _________________________
                                              _________________________
                                              _________________________


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Ladies/Gentlemen:

I hereby exercise my Stock Option to purchase _________ shares of Common Stock of bright-technologies.com, inc. at the option price of $____ per share as provided in the Nonqualified Stock Option Agreement dated the ___ day of
_______________.

I acknowledge that I previously received a copy of the 1999 Non-Employee Director Plan of bright-technologies.com, inc. and executed a Nonqualified Stock Option Agreement, and I have carefully reviewed both documents.

I have considered the federal tax implications of my option. I hereby tender my personal check, bank draft or money order payable to bright-technologies.com, inc. in the amount of $____________ or, I have wire transferred $_______________ to bright-technologies.com, inc. which transfer shall be subject to the confirmation of receipt of funds by the Company.

_____________________
Optionee

_____________________
Date